SUPPLEMENT DATED FEBRUARY 17, 2022
to the following variable annuity prospectus dated May 3, 2021

Issued by Talcott Resolution Life Insurance Company Separate Account Seven:
Nations Outlook Variable Annuity Series II/IIR

This supplement updates certain information in the prospectus and should be retained for future reference.

Effective on or about May 1, 2022 (the Effective Date), the Columbia Variable Portfolio - Mid Cap Growth Fund's name will change to Columbia Variable Portfolio – Select Mid Cap Growth Fund. Accordingly, on the Effective Date, all references in the Prospectus to Columbia Variable Portfolio – Mid Cap Growth Fund are hereby deleted and replaced with Columbia Variable Portfolio – Select Mid Cap Growth Fund.

HV-7892